LIBERTY ALL–STAR® GROWTH FUND

ASG

3rd Quarter September 30, 2014

ALL★STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Periods Ended September 30, 2014 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$5.48

Market Price		$5.10

Discount		-6.9%
	Quarter		Year-to-Date

Distributions*	$0.08		$0.25

Market Price Trading Range	$5.04 to $5.50		$5.01 to $6.28

Premium/(Discount) Range	-2.5% to -7.3%		0.4% to -9.6%

Performance

Shares Valued at NAV with Dividends Reinvested	-1.20%		-2.89%

Shares Valued at Market Price with Dividends Reinvested	-4.49%		-4.96%

Dow Jones Industrial Average	1.87%		4.60%

Lipper Multi-Cap Growth Mutual Fund Average	-0.04%		4.43%

NASDAQ Composite Index	2.24%		8.56%

Russell 3000® Growth Index	0.88%		6.91%

S&P 500® Index	1.13%		8.34%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. Based on current estimates, the distributions will be paid from long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2014.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

The figures shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	October 2014

Stocks moved modestly higher in the third quarter, helped domestically by continued economic growth but hurt globally by ongoing geopolitical tensions and investor concern over the key economies of Germany, China and Japan. The S&P 500® Index returned 1.13 percent for the quarter, bringing its advance through the first nine months of 2014 to 8.34 percent. The technology-focused NASDAQ Composite Index returned 2.24 percent, raising its return through nine months to 8.56 percent. The widely-followed Dow Jones Industrial Average gained 1.87 percent to bring its year to date return through September to 4.60 percent.

The S&P 500’s quarterly gain was its seventh in a row, and included a record close above 2000 for the first time ever on August 26, 2014. The NASDAQ Composite also posted its seventh straight quarterly advance, its longest run since 1996.

Indications of an improving U.S. economy, including an upward revision in second quarter GDP to 4.6 percent, combined with the Federal Reserve’s accommodative monetary policy kept equity markets moving forward. Consumer spending rebounded in August after a lackluster July and personal income rose throughout the quarter. Although employers added 209,000 workers to payrolls in July, the level fell to 142,000 in August—the first time since January that monthly job creation fell below 200,000. On the industrial side, orders for durable goods jumped 22.6 percent in July, the largest monthly gain since the Commerce Department began tracking this data in 1992. The news was not all positive, however. Energy stocks were hit hard during the quarter, with the energy sector of the S&P 500 declining 8.6 percent. Growing supplies—chiefly from the newly- resurgent U.S. oil and gas production—and slackening demand in the face of economic weakness abroad saw the price of crude fall to its lowest level in four years early in the fourth quarter. Events abroad also served to restrain U.S. stocks. Tensions remained high in the Ukraine and stunning advances by ISIS militants in the Middle East caught the U.S. and its allies off guard.

Economic weakness in Europe proved to be a double-edge sword. On one hand, it appeared to benefit U.S. stocks, as investors were attracted by U.S. economic growth, in sharp contrast to slack consumer demand and industrial production in the Eurozone. On the other hand, as the quarter progressed, there was growing concern that weakness in Europe—combined with a strengthening U.S. dollar—would ultimately slow the U.S. economy. These fears materialized early in the fourth quarter, as the S&P 500 suffered a 3.1 percent decline during the first full week of October.

Liberty All-Star® Growth Fund

Liberty All-Star® Growth Fund lagged its benchmark during the quarter, returning -1.20 percent with shares valued at net asset value (“NAV”) with dividends reinvested and -4.49 percent with shares valued at market price with dividends reinvested. For the nine months through September 30, 2014, the Fund returned -2.89 percent with shares valued at NAV and -4.96 percent with shares valued at market price with dividends reinvested. By comparison, the Lipper Multi-Cap Growth Mutual Fund Average returned -0.04 percent for the third quarter and 4.43 percent year to date. For the quarter, the price at which Fund shares traded relative to their NAV widened from the previous quarter, ranging from a discount of 2.5 percent to a discount of 7.3 percent.

Third Quarter Report (Unaudited) | September 30, 2014	1

President’s Letter	Liberty All-Star® Growth Fund
(Unaudited)

As was true in the second quarter, small- and mid-cap growth stocks underperformed their large-cap counterparts, which served as a drag on the Fund’s return since two of its three managers focus on small- and mid-cap growth stocks. Small cap stocks, both growth and value, in general have had an especially difficult year, as the Russell 2000® Index is off 4.41 percent through September 30, 2014 and down more than 10 percent from its March record. Investor concerns about extended valuations also caused volatility to increase as quarter-end approached and the mindset began to shift to “risk off” mode.

In keeping with policy, the Fund’s distribution for the third quarter was $0.08. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $11.80 per share and we would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

On September 1, 2014 investment management responsibility for the Fund’s large-cap growth allocation underwent a change. As announced in the semi-annual report to shareholders, this allocation has transitioned to Sustainable Growth Advisers, LP from the incumbent manager, TCW Investment Management Company. TCW remains the investment manager responsible for the Fund’s mid-cap growth allocation.

After tracking the market in the first quarter of the year, the Fund has encountered a challenging period over the past two quarters. We are not happy with the situation, but we do not see anything of a structural nature that should cause concern for the longer term. The extreme volatility that characterized early October set a cautious tone going into the fourth quarter. If it is enough of a correction to drain some frothiness from the market and no more, investors may be well served. Whatever happens, we will remain vigilant yet confident in the Fund’s long-term prospects.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2014 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
September 30, 2014 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014

1st Quarter	0.09
2nd Quarter	0.08
3rd Quarter	0.08
Total	$11.80

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2014	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
September 30, 2014 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Cerner Corp.	2.33%
Middleby Corp.	1.89
Google, Inc., Class C	1.83
Salesforce.com, Inc.	1.80
Waste Connections, Inc.	1.66
American Tower Corp.	1.64
LinkedIn Corp., Class A	1.63
Amazon.com, Inc.	1.50
Schlumberger Ltd.	1.49
Splunk, Inc.	1.47
athenahealth, Inc.	1.44
Signature Bank	1.41
Visa, Inc., Class A	1.38
ExamWorks Group, Inc.	1.36
Starbucks Corp.	1.35
ARM Holdings PLC	1.34
ACE Ltd.	1.31
Illumina, Inc.	1.31
BioMarin Pharmaceutical, Inc.	1.30
Virtus Investment Partners, Inc.	1.29
30.73%

Economic Sectors*	Percent of Net Assets
Information Technology	23.25%
Industrials	18.69
Consumer Discretionary	15.47
Financials	13.81
Health Care	13.43
Consumer Staples	5.97
Energy	4.55
Materials	0.59
Telecommunication Services	0.43
Other Net Assets	3.81
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
September 30, 2014 (Unaudited)

The following are the major ($500,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2014.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/14

Purchases

Chart Industries, Inc.	13,600	13,600

HEICO Corp.	13,613	26,261

TriNet Group, Inc.	18,893	30,780

TripAdvisor, Inc.	6,750	6,750

Sales

AMETEK, Inc.	(9,500)	0

Concur Technologies, Inc.	(6,669)	0

Dril-Quip, Inc.	(6,771)	15,724

Oceaneering International, Inc.	(10,285)	11,950

Proto Labs, Inc.	(6,800)	0

Puma Biotechnology, Inc.	(2,288)	4,046

Twitter, Inc.	(13,800)	18,000

Under Armour, Inc., Class A	(7,850)	15,350

Verisk Analytics, Inc., Class A	(11,000)	7,400

ViaSat, Inc.	(9,350)	0

WABCO Holdings, Inc.	(5,350)	4,700

Third Quarter Report (Unaudited) | September 30, 2014	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

September 30, 2014 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET

CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED

IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2014 (Unaudited)

	RUSSELL GROWTH

	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	TCW	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,151	546	674	52	52	32	124*
Weighted Average Market Capitalization (billions)	$1.8	$12.8	$116.5	$2.9	$10.5	$65.2	$26.4
Average Five-Year Earnings Per Share Growth	17%	19%	18%	23%	24%	16%	20%
Average Five-Year Sales Per Share Growth	11%	12%	14%	15%	13%	17%	15%
Price/Earnings Ratio**	25x	24x	22x	30x	24x	33x	29x
Price/Book Value Ratio	3.7x	4.6x	4.9x	3.6x	4.8x	5.3x	4.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (96.19%)
CONSUMER DISCRETIONARY (15.47%)
Auto Components (0.92%)
BorgWarner, Inc.	13,650	$718,126
Dorman Products, Inc.(a)	12,182	488,011

		1,206,137

Diversified Consumer Services (0.21%)
Ascent Capital Group, Inc., Class A(a)	4,651	279,990

Hotels, Restaurants & Leisure (3.53%)
Chipotle Mexican Grill, Inc.(a)	1,575	1,049,880
Chuy’s Holdings, Inc.(a)	15,126	474,805
Hilton Worldwide Holdings, Inc.(a)	27,375	674,246
Starbucks Corp.	23,585	1,779,724
Wynn Resorts Ltd.	3,650	682,842

		4,661,497

Internet & Catalog Retail (3.39%)
Amazon.com, Inc.(a)	6,120	1,973,333
priceline.com, Inc.(a)	1,395	1,616,219
RetailMeNot, Inc.(a)	16,489	266,462
TripAdvisor, Inc.(a)	6,750	617,085

		4,473,099

Leisure Equipment & Products (0.62%)
Black Diamond, Inc.(a)	12,989	98,197
Polaris Industries, Inc.	4,800	718,992

		817,189

Media (0.52%)
Discovery Communications, Inc., Class C(a)	18,400	685,952

Specialty Retail (3.73%)
CarMax, Inc.(a)	8,050	373,923
Dick’s Sporting Goods, Inc.	29,450	1,292,266
DSW, Inc., Class A	30,650	922,871
Five Below, Inc.(a)	11,041	437,334
Francesca’s Holdings Corp.(a)	42,523	592,345
Tiffany & Co.	13,555	1,305,482

		4,924,221

Textiles, Apparel & Luxury Goods (2.55%)
Deckers Outdoor Corp.(a)	16,217	1,575,968
Kate Spade & Co.(a)	27,850	730,506
Under Armour, Inc., Class A(a)	15,350	1,060,685

		3,367,159

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	7

Schedule of Investments	Liberty All-Star® Growth Fund
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (5.97%)
Beverages (2.18%)
The Boston Beer Co. Inc., Class A(a)	4,100	$909,216
Constellation Brands, Inc., Class A(a)	10,300	897,748
Monster Beverage Corp.(a)	11,650	1,067,955

		2,874,919

Food & Staples Retailing (1.77%)
Costco Wholesale Corp.	8,705	1,090,911
The Fresh Market, Inc.(a)	18,340	640,616
PriceSmart, Inc.	7,054	604,104

		2,335,631

Food Products (2.02%)
The Hain Celestial Group, Inc.(a)	13,300	1,361,255
Mead Johnson Nutrition Co.	13,630	1,311,479

		2,672,734

ENERGY (4.55%)
Energy Equipment & Services (4.34%)
Core Laboratories N.V.	7,350	1,075,673
Dril-Quip, Inc.(a)	15,724	1,405,726
Geospace Technologies Corp.(a)	6,882	241,902
Natural Gas Services Group, Inc.(a)	10,854	261,256
Oceaneering International, Inc.	11,950	778,781
Schlumberger Ltd.	19,300	1,962,617

		5,725,955

Oil, Gas & Consumable Fuels (0.21%)
RSP Permian, Inc.(a)	11,000	281,160

FINANCIALS (13.81%)
Banks (0.33%)
Independent Bank Group, Inc.	9,290	440,810

Capital Markets (3.95%)
The Charles Schwab Corp.	33,550	986,035
Evercore Partners, Inc., Class A	14,983	704,201
Financial Engines, Inc.	18,707	640,060
FXCM, Inc., Class A	6,237	98,856
T. Rowe Price Group, Inc.	13,900	1,089,760
Virtus Investment Partners, Inc.	9,787	1,700,002

		5,218,914

Commercial Banks (1.41%)
Signature Bank(a)	16,607	1,860,980

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Consumer Finance (1.38%)
Visa, Inc., Class A	8,515	$1,816,846

Diversified Financial Services (0.53%)
MarketAxess Holdings, Inc.	11,400	705,204

Insurance (2.41%)
ACE Ltd.	16,500	1,730,355
Greenlight Capital Re Ltd., Class A(a)	44,726	1,449,570

		3,179,925

Real Estate Investment Trusts (1.64%)
American Tower Corp.	23,050	2,158,172

Real Estate Management & Development (1.00%)
FirstService Corp.	25,285	1,320,383

Thrifts & Mortgage Finance (1.16%)
BofI Holding, Inc.(a)	20,971	1,524,801

HEALTH CARE (13.43%)
Biotechnology (3.87%)
ACADIA Pharmaceuticals, Inc.(a)	24,463	605,704
BioMarin Pharmaceutical, Inc.(a)	23,805	1,717,769
Celgene Corp.(a)	16,750	1,587,565
Intercept Pharmaceuticals, Inc.(a)	950	224,856
Puma Biotechnology, Inc.(a)	4,046	965,254

		5,101,148

Health Care Equipment & Supplies (1.72%)
Insulet Corp.(a)	22,192	817,775
Intuitive Surgical, Inc.(a)	3,150	1,454,733

		2,272,508

Health Care Providers & Services (2.15%)
ExamWorks Group, Inc.(a)	54,750	1,793,062
MWI Veterinary Supply, Inc.(a)	4,240	629,216
Premier, Inc., Class A(a)	12,560	412,722

		2,835,000

Health Care Technology (3.76%)
athenahealth, Inc.(a)	14,404	1,896,863
Cerner Corp.(a)	51,530	3,069,642

		4,966,505

Life Sciences Tools & Services (1.31%)
Illumina, Inc.(a)	10,550	1,729,356

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	9

Schedule of Investments	Liberty All-Star® Growth Fund
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (0.62%)
Allergan, Inc.	4,590	$817,892

INDUSTRIALS (18.69%)
Aerospace & Defense (2.97%)
B/E Aerospace, Inc.(a)	13,150	1,103,811
HEICO Corp.	26,261	1,226,389
Precision Castparts Corp.	6,700	1,587,096

		3,917,296

Air Freight & Logistics (0.73%)
XPO Logistics, Inc.(a)	25,662	966,687

Building Products (0.21%)
Patrick Industries, Inc.(a)	6,506	275,594

Commercial Services & Supplies (2.43%)
The Advisory Board Co.(a)	21,812	1,016,221
Waste Connections, Inc.	45,096	2,188,058

		3,204,279

Electrical Equipment (0.62%)
Rockwell Automation, Inc.	7,450	818,606

Machinery (5.27%)
Chart Industries, Inc.(a)	13,600	831,368
Cummins, Inc.	6,300	831,474
Graco, Inc.	12,150	886,707
Middleby Corp.(a)	28,362	2,499,543
Rexnord Corp.(a)	22,429	638,105
WABCO Holdings, Inc.(a)	4,700	427,465
Wabtec Corp.	10,350	838,764

		6,953,426

Professional Services (3.79%)
Huron Consulting Group, Inc.(a)	10,788	657,744
IHS, Inc., Class A(a)	13,320	1,667,531
Paylocity Holding Corp.(a)	18,416	361,874
Stantec, Inc.	7,876	513,752
TriNet Group, Inc.(a)	30,780	792,585
Verisk Analytics, Inc., Class A(a)	7,400	450,586
WageWorks, Inc.(a)	12,177	554,419

		4,998,491

Road & Rail (1.43%)
Kansas City Southern	7,650	927,180

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Road & Rail (continued)
Landstar System, Inc.	13,424	$969,079

		1,896,259

Trading Companies & Distributors (1.24%)
Fastenal Co.	19,270	865,223
MSC Industrial Direct Co., Inc., Class A	9,000	769,140

		1,634,363

INFORMATION TECHNOLOGY (23.25%)
Communications Equipment (1.25%)
InterDigital, Inc.	4,876	194,162
QUALCOMM, Inc.	19,520	1,459,511

		1,653,673

Electronic Equipment & Instruments (0.94%)
FEI Co.	7,700	580,734
IPG Photonics Corp.(a)	9,506	653,822

		1,234,556

Internet Software & Services (6.90%)
Envestnet, Inc.(a)	24,506	1,102,770
Equinix, Inc.(a)	6,185	1,314,189
Google, Inc., Class C(a)	4,178	2,412,210
LinkedIn Corp., Class A(a)	10,345	2,149,587
SPS Commerce, Inc.(a)	15,151	805,276
Textura Corp.(a)	15,067	397,769
Twitter, Inc.(a)	18,000	928,440

		9,110,241

IT Services (1.28%)
EPAM Systems, Inc.(a)	13,908	609,031
VeriFone Systems, Inc.(a)	31,446	1,081,114

		1,690,145

Semiconductors & Semiconductor Equipment (1.85%)
ARM Holdings PLC(b)	40,372	1,763,853
NVIDIA Corp.	36,550	674,347

		2,438,200

Software (11.03%)
ANSYS, Inc.(a)	12,150	919,391
FireEye, Inc.(a)	38,300	1,170,448
FleetMatics Group PLC(a)	18,949	577,944
Mobileye NV(a)	7,856	421,003
RealPage, Inc.(a)	23,923	370,806
Salesforce.com, Inc.(a)	41,370	2,380,016
ServiceNow, Inc.(a)	26,700	1,569,426
Solera Holdings, Inc.	25,020	1,410,127
Splunk, Inc.(a)	34,967	1,935,773

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	11

Schedule of Investments	Liberty All-Star® Growth Fund
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
The Ultimate Software Group, Inc.(a)	11,131	$1,575,148
Varonis Systems, Inc.(a)	7,325	154,558
VMware, Inc., Class A(a)	11,050	1,036,932
Workday, Inc., Class A(a)	12,550	1,035,375

		14,556,947

MATERIALS (0.59%)
Metals & Mining (0.59%)
Allegheny Technologies, Inc.	20,900	775,390

TELECOMMUNICATION SERVICES (0.43%)
Diversified Telecommunication (0.43%)
inContact, Inc.(a)	64,578	561,506

TOTAL COMMON STOCKS (COST OF $90,361,451)		126,939,746

	PAR VALUE
SHORT TERM INVESTMENT (3.93%)
REPURCHASE AGREEMENT (3.93%)
Repurchase agreement with State Street Bank & Trust Co., dated 9/30/14, due 10/01/14 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $5,290,774 and par value of $6,360,000. (Repurchase proceeds of $5,181,001). (COST OF $5,181,000)	$5,181,000	$5,181,000

TOTAL INVESTMENTS (100.12%) (COST OF $95,542,451)(c)		132,120,746

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.12%)		(159,126)

NET ASSETS (100.00%)		$131,961,620

NET ASSET VALUE PER SHARE (24,094,049 SHARES OUTSTANDING)		$5.48

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $96,100,197.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

Gross unrealized appreciation and depreciation at September 30, 2014 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$39,208,210
Gross unrealized depreciation	(3,187,661)

Net unrealized appreciation	$36,020,549

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund

September 30, 2014 (Unaudited)

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors (the “Board”).

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended September 30, 2014, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement, including interest. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2014 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and exchange traded funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Third Quarter Report (Unaudited) | September 30, 2014	15

Notes to Schedule of Investments	Liberty All-Star® Growth Fund

September 30, 2014 (Unaudited)

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014:

Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 126,939,746	$ –	$ –	$ 126,939,746
Short Term Investment	–	5,181,000	–	5,181,000

Total	$ 126,939,746	$ 5,181,000	$ –	$ 132,120,746

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended September 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by Officers or Directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing Directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2014 (Unaudited)

Shareholder Meeting Results

On August 28, 2014, the Annual Meeting of Shareholders of the Fund was held to elect two Directors and to approve a new Portfolio Management Agreement for the Fund. On May 30, 2014, the record date for the meeting, the Fund had outstanding 23,837,914 shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Directors:

	For	Withheld
John A. Benning	15,518,362.775	860,373.187
Richard C. Rantzow	15,517,572.283	861,163.679

Proposal 2 – Proposal to Approve a New Portfolio Management Agreement:

	For	Against	Abstain
Portfolio Management Agreement	11,819,190.089	236,463.077	592,914.796

Third Quarter Report (Unaudited) | September 30, 2014	17

Description of Lipper Benchmark And Market Indices	Liberty All-Star® Growth Fund
September 30, 2014 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

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INVESTMENT ADVISOR	LEGAL COUNSEL

ALPS Advisors, Inc.	K&L Gates LLP

1290 Broadway, Suite 1100	1601 K Street, NW

Denver, Colorado 80203	Washington, DC 20006

303-623-2577

www.all-starfunds.com

DIRECTORS

John A. Benning*

INDEPENDENT REGISTERED	Thomas W. Brock*

PUBLIC ACCOUNTING FIRM	Edmund J. Burke

Deloitte & Touche LLP	George R. Gaspari*

555 Seventeenth Street, Suite 3600	Richard W. Lowry*, Chairman

Denver, Colorado 80202	Dr. John J. Neuhauser*

Richard C. Rantzow*

CUSTODIAN

State Street Bank & Trust Company	OFFICERS

One Lincoln Street	William R. Parmentier, Jr., President

Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Kimberly R. Storms, Treasurer

INVESTOR ASSISTANCE,	Erin D. Nelson, Secretary

TRANSFER & DIVIDEND	Alex J. Marks, Assistant Secretary

DISBURSING AGENT & REGISTRAR	Melanie H. Zimdars, Chief Compliance Officer

Computershare Trust Company, N.A.

P.O. Box 30170	* Member of the Audit Committee

College Station, Texas 77842-3170

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000622   5/31/15